Exhibit 99.1

Strategy Announces Proposed Initial Public Offering of STRC Stock

TYSONS CORNER, Va.—(BUSINESS WIRE)—July 21, 2025—Strategy™ (Nasdaq: MSTR; STRK; STRF; STRD) today announced that, subject to market and other conditions, it intends to conduct an initial public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), of 5,000,000 shares of Strategy’s Variable Rate Series A Perpetual Stretch Preferred Stock (the “STRC Stock”).

Strategy intends to use the net proceeds from the offering for general corporate purposes, including the acquisition of bitcoin and for working capital.

The STRC Stock will accumulate cumulative dividends at a variable rate (as described below) per annum on the stated amount of $100 per share (the “stated amount”) thereof. Regular dividends on the STRC Stock will be payable when, as and if declared by Strategy’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, monthly in arrears on the last calendar day of each calendar month, beginning on August 31, 2025. The initial monthly regular dividend rate per annum will be 9.00%. However, Strategy will have the right, in its sole and absolute discretion, to adjust the monthly regular dividend rate per annum applicable to subsequent regular dividend periods. Strategy’s right to adjust the monthly regular dividend rate per annum will be subject to certain restrictions. For example, Strategy will not be permitted to reduce the monthly regular dividend rate per annum that will apply to any regular dividend period (i) by more than the following amount from the monthly regular dividend rate per annum applicable to the prior regular dividend period: the sum of (1) 25 basis points; and (2) the excess, if any, of (x) the one-month term SOFR rate on the first business day of such prior regular dividend period, over (y) the minimum of the one-month term SOFR rates that occur on the business days during the period from, and including, the first business day of such prior regular dividend period to, and including, the last business day of such prior regular dividend period; or (ii) to a rate per annum that is less than the one-month term SOFR rate in effect on the business day before Strategy provides notice of the next monthly regular dividend rate per annum. In addition, Strategy will not be entitled to elect to reduce the monthly regular dividend rate per annum unless all accumulated regular dividends, if any, on the STRC Stock then outstanding for all prior completed regular dividend periods, if any, have been paid in full. Strategy’s current intention (which is subject to change in Strategy’s sole and absolute discretion) is to adjust the monthly regular dividend rate per annum in such manner as Strategy believes is designed to cause the STRC Stock to trade at prices at or close to its stated amount of $100 per share. Declared regular dividends on the STRC Stock will be payable solely in cash. In the event that any accumulated regular dividend on the STRC Stock is not paid on the applicable regular dividend payment date, then additional regular dividends (“compounded dividends”) will accumulate on the amount of such unpaid regular dividend, compounded monthly on each subsequent regular dividend payment date at the monthly regular dividend rate per annum applicable to the relevant regular dividend period, from, and including, the calendar day after such regular dividend payment date to, and including, the date the same, including all compounded dividends thereon, is paid in full.

Strategy will have the right, at its election, to redeem all, or any whole number of shares, of the outstanding STRC Stock, at any time, and from time to time, on a redemption date on or after the first date on which the STRC Stock is listed on any of The Nasdaq Global Market, The Nasdaq Global Select Market or The New York Stock Exchange (or any of their respective successors), at a cash redemption price per share of STRC Stock to be redeemed equal to $101, plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date. However, Strategy may not redeem less than all of the outstanding STRC Stock unless at least $250.0 million aggregate stated amount of STRC Stock is outstanding and not called for redemption as of the time Strategy provides the related redemption notice. Strategy will also have the right, at its election, to redeem all, but not less than all, of the STRC Stock, at any time, for cash if the total number of shares of all STRC Stock then outstanding is less than 25% of the total number of shares of STRC Stock originally issued in the offering and in any future offering, taken together (a “clean-up redemption”). In addition, Strategy will have the right to redeem all, but not less than all, of the STRC Stock if certain tax events occur (a “tax redemption”). The redemption price for any STRC Stock to be redeemed pursuant to a clean-up redemption or a tax redemption will be a cash amount equal to the liquidation preference (as described below) of the STRC Stock to be redeemed as of the business day before the date on which Strategy provides the related redemption notice, plus accumulated and unpaid regular dividends to, and including, the redemption date.

If an event that constitutes a “fundamental change” under the certificate of designations governing the STRC Stock occurs, then, subject to certain limitations, holders of the STRC Stock will have the right to require Strategy to repurchase some or all of their shares of STRC Stock at a cash repurchase price equal to the stated amount of the STRC Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the fundamental change repurchase date.

The liquidation preference of the STRC Stock will initially be $100 per share. Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of STRC Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share of STRC Stock will be adjusted to be the greatest of (i) the stated amount per share of STRC Stock; (ii) in the case of any business day with respect to which Strategy has, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of STRC Stock, an amount equal to the last reported sale price per share of STRC Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of STRC Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Morgan Stanley, Barclays, Moelis & Company and TD Securities are acting as joint book-running managers for the offering. The Benchmark Company, Clear Street, AmeriVet Securities, Bancroft Capital and Keefe, Bruyette & Woods are acting as co-managers for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, by phone: 1-866-718-1649 or by email: prospectus@morganstanley.com, Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847, Moelis & Company LLC, 399 Park Avenue, 4th Floor, New York, New York 10022 or by telephone at (800) 539-9413, or TD Securities (USA) LLC, 1 Vanderbilt Avenue, 11th Floor, New York, NY 10017, by telephone at (855) 495-9846.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Strategy

MicroStrategy Incorporated d/b/a Strategy (Nasdaq: MSTR/STRK/STRF/STRD) is the world’s first and largest Bitcoin Treasury Company. We are a publicly traded company that has adopted Bitcoin as our primary treasury reserve asset. By using proceeds from equity and debt financings, as well as cash flows from our operations, we strategically accumulate Bitcoin and advocate for its role as digital capital. Our treasury strategy is designed to provide investors varying degrees of economic exposure to Bitcoin by offering a range of securities, including equity and fixed-income instruments. In addition, we provide industry-leading AI-powered enterprise analytics software, advancing our vision of Intelligence Everywhere. We leverage our development capabilities to explore innovation in Bitcoin applications, integrating analytics expertise with our commitment to digital asset growth. We believe our combination of operational excellence, strategic Bitcoin reserve, and focus on technological innovation positions us as a leader in both the digital asset and enterprise analytics sectors, offering a unique opportunity for long-term value creation.

Strategy, MicroStrategy, and Intelligence Everywhere are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the size and timing of the offering, the anticipated use of any proceeds from the offering, the terms of the securities being offered and our intentions with respect to adjusting the STRC Stock monthly regular dividend rate. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the other factors discussed in the “Risk Factors” section of Strategy’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2025, the factors discussed under the header “Risk Factor Updates” in Strategy’s current report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2025 and the risks described in other filings that Strategy may make with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Strategy

Shirish Jajodia

Corporate Treasurer

ir@strategy.com